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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (Nos. 33-60982, 33-63139, 33-64127, 33-64329, 33-64525, 333-16985 and 333-44745) of TCI
Communications, Inc. of our report dated February 27, 1998 relating to the consolidated financial statements of InterMedia Capital Partners IV, L.P. which appears in this Form 10-K.



PRICE WATERHOUSE LLP



San Francisco, California
March 23, 1998